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                                                                   EXHIBIT 10.57



                      AMENDMENT OF BUSINESS LOAN AGREEMENT


         THIS AMENDMENT OF BUSINESS LOAN AGREEMENT ("Amendment") made NOVEMBER 29, 2001, effective as of September 30, 2001, by and between UNITED AMERICAN HEALTHCARE CORPORATION, A MICHIGAN CORPORATION, whose address is 1155 BREWERY PARK BLVD., SUITE 200, DETROIT, MI 48207 (the "Borrower"), and STANDARD FEDERAL BANK N.A. f/k/a MICHIGAN NATIONAL BANK, a national banking association, whose address is 27777 Inkster Road (10-60), Farmington Hills, MI 48333-9065 (the "Bank").

                                    RECITALS

         WHEREAS the Bank has made or agreed to make one or more loans to Borrower described in and subject to the terms and conditions of a certain Business Loan Agreement dated September 25, 2000, (the "Loan Agreement") and the Related Documents described therein;

         WHEREAS the Term Loan described in the Loan Agreement (the "Loan") has matured on September 30, 2001;

         WHEREAS Borrower has requested the Bank to extend the maturity date of the Loan and modify and amend the terms and conditions of the Loan Agreement to evidence that extension and the Bank has agreed to do so upon the terms and conditions of the Loan Agreement, Related Documents and this Amendment; and

         NOW THEREFORE in consideration of and in reliance upon the foregoing recitals of fact (which are a material part of this Amendment) and the agreements between the parties hereinafter set forth, Borrower and Bank AGREE AS
FOLLOWS:

A.       DEFINITIONS:

         Capitalized terms not defined in this Amendment shall have the meaning provided in the Loan Agreement.

B.       AMENDMENTS OF LOAN AGREEMENT:

1. SECTION I. of the Loan Agreement is by this Amendment deleted in its entirety and replaced by the following new SECTION I.:

         I. LOANS. The following Loans and any amendments, extensions, renewals or refinancing thereof are subject to this Agreement:


                                                                                            LOAN
            TYPE OF LOAN                       LOAN AMOUNT                                  DATE

            TERM LOAN                          $3,374,000.00                           11/29/2001
                                                                                       EFFECTIVE 09/30/2001



         PURPOSE of Loans listed above: TO TERM OUT LOAN 142299/02007144.

2. SECTION III.A. OF THE LOAN AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED BY THE FOLLOWING NEW SECTION III.A.:

         A.   FINANCIAL REQUIREMENT, BOOKS AND REPORTS:

         1)   MAINTAIN A QUARTERLY DEBT SERVICE COVERAGE RATIO OF NOT LESS THAN
              1.3 TO 1.0;

         2)   Maintain a Net Worth of not less than $11,000,000.00;

         3) FINANCIAL STATEMENTS. Within THIRTY (30) days after the end of each fiscal MONTH, furnish to Bank, in form acceptable to Bank, monthly Financial Statements, OF BORROWER ON A CONSOLIDATED AND CONSOLIDATING BASIS, prepared and certified by MANAGEMENT.

         4) FIELD AUDIT. Allow the Bank's internal auditors to conduct a field audit of Borrower's books, records and properties UPON REQUEST, at such times and to such extent as Bank in its sole discretion, may determine and Borrower agrees to pay Bank for the cost of said audit(s).

         5) OTHER. Promptly furnish to Bank such other information and reports concerning the Borrower's business, Property, and financial condition as are provided to Borrower's owners or as Bank shall request, and permit Bank to inspect, confirm, and copy Borrower's books and records at any time during Borrower's normal business hours



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3.       SECTION IV.D. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION IV.D:

         D. TRANSACTION WITH OMNICARE-MICHIGAN. PROVIDE ANY LOANS, ADVANCES OR OTHER FORMS OF FINANCIAL SUPPORT TO OMNICARE-MICHIGAN WITHOUT THE ADVANCE WRITTEN NOTIFICATION TO BANK, OR FORGIVE OR FOREGO ANY MANAGEMENT FEES DUE FROM OMNICARE-MICHIGAN TO BORROWER WITHOUT ADVANCE WRITTEN NOTIFICATION TO BANK. FURTHERMORE, NO NEW MANAGEMENT FEES DUE BORROWER FROM OMNICARE-MICHIGAN SHALL EXCEED THIRTY (30) DAYS PAST DUE, EXCEPT THOSE MANAGEMENT FEES DUE BORROWER PRIOR TO JULY 31, 2001.

C.       SURVIVAL:

         In all other respects and except as expressly amended, modified or restated in this Amendment, the Loan Agreement and all of the terms, covenants and conditions thereof as originally executed and delivered and heretofore modified and amended are hereby ratified and confirmed in their entirety and shall remain in full force and effect until all of the Loans, with all accrued interest thereon, shall be fully paid and satisfied.

D.       EFFECT OF AMENDMENT AND CONSTRUCTION WITH LOAN AGREEMENT AND RELATED
         DOCUMENTS:

         This Amendment shall not be construed as an agreement to substitute a new obligation or to extinguish an obligation under the Loan Agreement or Related Documents and shall not constitute a novation as to the obligations of the parties. If any express conflict shall exist between the agreements of the parties herein and as set forth in the Loan Agreement or the Related Documents, this Amendment shall govern and supersede the agreements set forth in the previous documents. The Loan Agreement and Related Documents shall continue in full force and effect, and except as above specifically modified and amended, shall be unamended, unchanged, and unmodified by this Amendment and shall continue to secure to Bank the repayment and performance of Borrower's Indebtedness to Bank.

E.       COSTS:

         BORROWER AGREES TO PAY BANK ALL OF THE COSTS ASSOCIATED WITH AMENDING THE LOAN AGREEMENT, INCLUDING THE ATTORNEY FEES AND/OR IN-HOUSE LEGAL FEES INCURRED WITH PREPARATION OF ALL DOCUMENTATION, AND ALL OTHER FEES INCURRED BY THE BANK.

         IN WITNESS WHEREOF Borrower and Bank have executed this Amendment on the date first above written.


                                  BORROWER

                                  UNITED AMERICAN HEALTHCARE
                                  CORPORATION,
                                  a MICHIGAN CORPORATION

                                  By: /s/ GREGORY MOSES
                                      -----------------------------------------
                                          GREGORY MOSES
                                  Its:    PRESIDENT/CHIEF EXECUTIVE OFFICER

                                  AND

                                  By: /s/ WILLIAM E. JACKSON II
                                      -----------------------------------------
                                          WILLIAM E. JACKSON II
                                  Its:    CHIEF FINANCIAL OFFICER

                                  BANK

                                  STANDARD FEDERAL BANK N.A. f/k/a
                                  MICHIGAN NATIONAL BANK
                                  A NATIONAL BANKING ASSOCIATION


                                  By: /s/ DANIEL J. FORHAN
                                      -----------------------------------------
                                          DANIEL J. FORHAN
                                  Its:    VICE PRESIDENT




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